UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2019
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R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 5, 2019, the Human Capital Committee of the board of directors of R1 RCM Inc. (the “Company”) approved a new form of performance-based restricted stock unit award agreement (the “Award Agreement”) for the granting of performance-based restricted stock units (“PBRSUs”) pursuant to the Company’s Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”).

The Award Agreement provides that the issuance of shares of the Company’s common stock pursuant to the PBRSUs will be subject to both a time-based vesting condition and a performance-based vesting condition. The time-based vesting condition will be satisfied on the earlier of a date specified in the Award Agreement and the date of a qualifying change of control (the “Performance Measurement Date”), subject to the recipient not having ceased to perform services for the Company. The performance-based vesting condition will be satisfied based upon achievement by the Company of certain Cumulative Adjusted EBITDA and End-to-End RCM Agreement Growth targets, as such terms are defined in the Award Agreement, measured at the Performance Measurement Date. The number of shares earned will be based upon the level of achievement of the performance-based vesting condition, and may be below the target number of shares or above the target number of shares subject to the PBRSU, depending on the levels of performance, with interpolation between the specified threshold and target, and target and maximum, levels of performance. Between the threshold and target levels of performance, the number of shares earned will be based solely on the achievement of the Cumulative Adjusted EBITDA target. If Cumulative Adjusted EBITDA exceeds the target level, then a number of shares in excess of the target number of shares may be earned, but only if the End-to-End RCM Agreement Growth is achieved at or above the target level. If a recipient ceases to perform services for the Company for any reason, all PBRSUs granted to such recipient that are unvested will be forfeited. The foregoing description is qualified in its entirety by reference to the Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 12, 2016 and is incorporated by reference herein, and the form of Award Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

In addition, on April 5, 2019, in recognition of excellent performance, the Human Capital Committee awarded Christopher Ricaurte, the Company’s Chief Financial Officer and Treasurer, a discretionary cash bonus of $100,000.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	Form of Grant of Performance-Based Restricted Stock Unit Awards Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 10, 2019

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer